Exhibit 99.1

Investors and Media:

Kyle Bland: (630) 824-1987

SUNCOKE ENERGY PARTNERS, L.P. ANNOUNCES CASH TENDER OFFER FOR

ANY AND ALL OF ITS OUTSTANDING 7.375% SENIOR NOTES DUE 2020

LISLE, Ill. (May 16, 2017) – SunCoke Energy Partners, L.P. (NYSE: SXCP), announced today that it has commenced a cash tender offer (the “offer”) to purchase any and all of its outstanding 7.375% Senior Notes due 2020 (the “notes”), co-issued by SunCoke Energy Partners Finance Corp., a wholly owned subsidiary of SXCP. The offer is being made pursuant to an Offer to Purchase, a related Letter of Transmittal and a related Notice of Guaranteed Delivery, each dated May 16, 2017, which set forth the complete terms and conditions of the offer. These documents are available from Global Bondholder Services Corporation at the following web address: http://www.gbsc-usa.com/SunCoke/.

The offer is scheduled to expire at 5:00 p.m. New York City Time on May 23, 2017, unless extended or earlier terminated as described in the Offer to Purchase (such time and date, as they may be extended, the “Expiration Time”). Holders of notes who validly tender (and do not validly withdraw) their notes prior to the Expiration Time, or who comply with the procedures for guaranteed late delivery in accordance with the instructions described in the Offer to Purchase, will be eligible to receive in cash $1,040.63 for each $1,000 principal amount of notes that are accepted for purchase in the offer, plus accrued and unpaid interest thereon from the last interest payment date up to, but not including, the initial settlement date, which is expected to be May 24, 2017. The settlement date for any notes tendered pursuant to a Notice of Guaranteed Delivery is expected to be May 26, 2017.

Certain information regarding the notes and the terms of the offer is summarized in the table below.

Title of Security	CUSIP Numbers	Principal Amount Outstanding	Purchase Price per $1,000 of Notes
7.375% Senior Notes due 2020	86723CAA6	$462,941,000	$1,040.63
	86723CAC2
	86723CAD0
	86723CAE8
	U86660AB0

Tendered notes may be validly withdrawn at any time (i) prior to the earlier of (x) the Expiration Time and (y) if the offer is extended, the tenth business day after commencement of the offer, and (ii) after the 60th business day after the commencement of the offer if for any reason the offer has not been consummated within 60 business days after commencement.

The offer is conditioned upon the satisfaction of certain conditions, including the completion of a contemporaneous senior notes offering by SXCP and the amendment and restatement of SXCP’s existing revolving credit facility, in each case on terms and conditions satisfactory to SXCP. The offer is not conditioned upon any minimum amount of notes being tendered.

The offer may be amended, extended, terminated or withdrawn in SXCP’s sole discretion.

There is no assurance that the offer will be subscribed for in any amount. Depending upon the results of the offer, SXCP may or may not elect to redeem or otherwise repurchase any of the notes that remain outstanding afterwards, either promptly after expiration of the offer or at one or more later times.

SXCP has retained BofA Merrill Lynch to serve as the exclusive dealer manager for the offer and Global Bondholder Services Corporation to serve as the depositary and information agent for the offer.

Questions regarding the terms of the offer may be directed to BofA Merrill Lynch by calling (888) 292-0070 (toll-free) or (980) 387-5602 (collect). Requests for documents should be directed to Global Bondholder Services Corporation by calling (866) 470-3700 (toll free) or, for banks and brokers, (212) 430-3774, or emailing contact@gbsc-usa.com.

Neither SXCP, the dealer manager, the depositary nor the information agent makes any recommendation to any holder whether to tender or refrain from tendering any or all of such holder’s notes, and none of them have authorized any person to make any such recommendation. Holders are urged to evaluate carefully all information in the offer documents, consult their own investment and tax advisors and make their own decisions whether to tender notes.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any notes in the offer. In addition, this press release is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with any contemporaneous notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such securities will be offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

Some of the statements included in this press release constitute “forward-looking statements.” Forward-looking statements include all statements that are not historical facts and may be identified by the use of such words as “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SXCP) that could cause actual results to differ materially.

Such risks and uncertainties include, but are not limited to, domestic and international economic, political, business, operational, competitive, regulatory, and/or market factors affecting SXCP, as well as uncertainties related to: pending or future litigation, legislation or regulatory actions; liability for remedial actions or assessments under existing or future environmental regulations; gains and losses related to acquisition, disposition or impairment of assets; recapitalizations; access to, and costs of, capital; the effects of changes in accounting rules applicable to SXCP; and changes in tax, environmental and other laws and regulations applicable to SXCP’s businesses.

Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SXCP management, and upon assumptions by SXCP concerning future conditions, any or all of which ultimately may prove to be inaccurate. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. SXCP does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events or otherwise after the date of this press release except as required by applicable law.

SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SXCP. For information concerning these factors, see SXCP’s Securities and Exchange Commission filings such as its annual and quarterly reports and current reports on Form 8-K, copies of which are available free of charge on SXCP’s website at www.suncoke.com. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this release also could have material adverse effects on forward-looking statements.

ABOUT SUNCOKE ENERGY PARTNERS, L.P.

SunCoke Energy Partners, L.P. (NYSE: SXCP) is a publicly traded master limited partnership that manufactures high-quality coke used in the blast furnace production of steel and provides export and domestic coal handling services to the coke, coal, steel and power industries. In our cokemaking business, we utilize an innovative heat-recovery technology that captures excess heat for steam or electrical power generation and have long-term, take-or-pay coke contracts that pass through commodity and certain operating costs. Our coal handling terminals have the collective capacity to blend and transload more than 40 million tons of coal each year and are strategically located to reach Gulf Coast, East Coast, Great Lakes and international ports. SXCP’s General Partner is a wholly owned subsidiary of SunCoke Energy, Inc. (NYSE: SXC), which has more than 50 years of cokemaking experience serving the integrated steel industry. To learn more about SunCoke Energy Partners, L.P., visit our website at www.suncoke.com.

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